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                                                                    Exhibit 31.2

                      CERTIFICATION PURSUANT SECTION 302 OF
                         THE SARBANES-OXLEY ACT OF 2002

I, Richard Tennant, of iBasis, Inc., a Delaware corporation, doing business in Burlington, Massachusetts, certify that:
1. I have reviewed this quarterly report of Form 10-Q of iBasis, Inc.;
2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;
3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;
4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the registrant and we have:

         a) designed such disclosure controls and procedures, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

         b)   (intentionally left blank)

         c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by the report based on such evaluation; and

         d) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting; and

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation to of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies and material weaknesses in the design or operation of internal financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and


     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

November 8, 2004                          /s/Richard Tennant
-------------------                       ----------------------------
Date                                      Richard Tennant
                                          Chief Financial Officer
                                          (Principal Financial Officer)